Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with the Annual Report of Temecula Valley Bancorp Inc. ("Company") on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Stephen H. Wacknitz, Chairman, President and Chief Executive Officer, and Donald
A. Pitcher, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 29, 2005       By:      /s/ Stephen H. Wacknitz
                                       -----------------------------------------
                                       Stephen H. Wacknitz
                                       Chairman, President and
                                       Chief Executive Officer


                              By:      /s/ Donald A. Pitcher
                                       -----------------------------------------
                                       Donald A. Pitcher
                                       EVP/Chief Financial Officer